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                           VANGUARD(R)REIT INDEX FUND
                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 28, 2002

Effective as of the close of business on July 19, 2002, the Morgan Stanley REIT Index includes the stocks of seven publicly traded health care REITs. This type of REIT, which now constitutes approximately 4.9% of the total market capitalization of the Index, had previously been excluded.












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Vanguard Marketing Corporation, Distributor.                        PS123 072002